UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2012

Summer Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-35496	20-2722022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive, Suite 260, Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

(713) 375-2790
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On April 2, 2012, the Board of Directors (the “Board”) of Summer Energy Holdings, Inc. (the “Company”) approved the dismissal of Madsen & Associates CPA’s, Inc. (“Madsen”) as the Company's independent registered public accounting firm, effective immediately.  Madsen’s audit reports on the financial statements for the Company’s fiscal years ended December 31, 2010 and December 31, 2011 contained no adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than a going concern qualification.

The Company and Madsen did not have any disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the last two fiscal years ended December 31, 2010 and December 31, 2011, and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Madsen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the last two fiscal years ended December 31, 2010 and December 31, 2011, there were no reportable events with the Company (as set forth in Item 304(a)(1)(v) of Regulation S-K and related instructions).

The Company has requested Madsen to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Madsen’s letter to the SEC is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly Engaged Independent Registered Public Accounting Firm

On April 2, 2012, the Board approved the appointment of LBB & Associates Ltd., LLP (“LBB”) as the Company's new independent registered public accounting firm. During the two fiscal years ended December 31, 2011 and 2010, and through April 2, 2012, neither the Company, nor anyone on its behalf, consulted LBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by LBB that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

16.1           Letter from Madsen & Associates CPA’s, Inc. to the Securities and Exchange Commission, dated April 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMER ENERGY HOLDINGS, INC.

Dated: April 19, 2012                                                                           By:  /s/ Roderick L. Danielson
Roderick L. Danielson
President, Chief Executive Officer and
Director
(Principal Executive Officer)